CERTIFICATION

I, Javan Khazali, Chief Executive Officer and Chief Financial Officer (principal accounting officer) of Giant Jr. Investments, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that

1. The annual report on Form 10-KSB and amendments thereto of the Company for the annual period ended August 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the Report presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the period set forth therein.

Dated: February 4, 2005
                                           Name: /s/ Javan Khazali
                                           ----------------------------------
                                                     Javan Khazali

                                           Title: Chief Executive Officer and
                                           Chief Financial Officer (principal
                                           accounting officer)